EXHIBIT 99.08
                       Travelers Group 401(k) Savings Plan

                        Financial Statements and Schedules

                           December 31, 1995 and 1994

                    (with Independent Auditors' Report Thereon)

                       Travelers Group 401(k) Savings Plan

                           December 31, 1995 and 1994

                                      Index



                                                                      Page
                                                                      ----

Independent Auditors' Report                                            1

Financial Statements:
   Statements of Net Assets Available for Plan Benefits
     at December 31, 1995 and 1994                                      2

   Statements of Changes in Net Assets Available for Plan Benefits
     for the years ended December 31, 1995 and 1994                     3

   Notes to Financial Statements                                        4

Supplemental Schedules:
   Schedule to Form 5500: Item 27(a)

     Schedule of Assets Held for Investment Purposes
     at December 31, 1995                                              26

     Schedule of Assets Held for Investment Purposes
     Which Were Both Acquired and Disposed Within the Plan Year
     for the year ended December 31, 1995                              28

   Schedule to Form 5500: Item 27(d)

     Schedule of Reportable Transactions
     for the year ended December 31, 1995                              29

   The other schedules required by Item 27 of Form 5500 are not applicable and are therefore omitted.

                          Independent Auditors' Report


To the Plans Administration Committee of
Travelers Group Inc.:


We have audited the accompanying statements of net assets available for plan benefits of Travelers Group 401(k) Savings Plan as of December 31, 1995 and 1994, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan as of December 31, 1995 and 1994, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

Our December 31, 1995 audit was performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes, assets held for investment purposes which were both acquired and disposed within the plan year, and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, as amended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements as of and for the year ended December 31, 1995 taken as a whole.


                                               /s/ KPMG Peat Marwick LLP

New York, New York
June 21, 1996

                       Travelers Group 401(k) Savings Plan

              Statements of Net Assets Available for Plan Benefits

                           December 31, 1995 and 1994



                                                         1995          1994
                                                         ----          ----

Assets:
  Investments (notes 2 and 3)                     $1,193,575,670   $830,805,913
  Cash                                                   720,652        312,574
                                                   -------------    -----------
                                                   1,194,296,322    831,118,487
                                                   -------------    -----------

  Receivables:
    Contribution                                      21,930,809     25,670,548
    Dividends and other                                1,103,858      1,490,848
                                                   -------------    -----------
      Total receivables                               23,034,667     27,161,396
                                                   -------------    -----------

          Total assets                             1,217,330,989    858,279,883
                                                   -------------    -----------


Liabilities:
  Payable for investment purchases                     1,537,443      3,206,995
                                                   -------------    -----------

Net assets available for plan benefits            $1,215,793,546   $855,072,888
                                                   =============    ===========


See accompanying notes to financial statements.

                       Travelers Group 401(k) Savings Plan

         Statements of Changes in Net Assets Available for Plan Benefits

                     Years ended December 31, 1995 and 1994


                                                         1995          1994
                                                         ----          ----

Investment activity:
    Dividends                                     $   54,730,004 $   37,721,863
    Interest                                          10,397,567     11,979,519
    Appreciation (depreciation) in fair value
      of investments                                 238,944,182    (65,295,864)
                                                   -------------  ------------
                                                     304,071,753    (15,594,482)
    Less:  Trustee/administrative expenses            (2,207,972)    (2,163,517)
                                                   ------------   ------------

      Net investment income (loss)                   301,863,781    (17,757,999)
                                                   -------------  ------------

Contributions:
    Participant                                      112,718,750    115,976,200
    Employer                                          24,143,255     30,677,722
    Rollover                                           8,030,943     10,813,472
                                                   -------------  -------------

      Total contributions                            144,892,948    157,467,394
                                                   -------------  -------------

Distributions to participants                        (86,127,167)   (60,657,867)
                                                   ------------   ------------

      Increase in net assets available for plan
      benefits                                       360,629,562     79,051,528
                                                   -------------  -------------


Net assets available for plan benefits:
    Beginning of year                                855,072,888    772,462,946

      Transfers from Lehman Brothers Holdings, Inc.       91,096      3,558,414
                                                   -------------  -------------

    End of year                                   $1,215,793,546 $  855,072,888
                                                   =============  =============

See accompanying notes to financial statements.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


                           December 31, 1995 and 1994


1.  Plan Description

    The following brief description of Travelers Group 401(k) Savings Plan (the "Plan") is provided for general information purposes only. Participants should refer to the Travelers Group 401(k) Savings Plan Document (as amended and restated as of June 30, 1994) for more complete information.

    The Plan covers all eligible employees of Travelers Group Inc. ("Travelers"), the Plan sponsor, and eligible employees of subsidiaries and affiliates of Travelers (the "Company") as may become participating companies. The Plan is administered by the Plans Administration Committee of Travelers Group Inc.

    The Plan is a defined contribution plan designed to encourage savings on the part of eligible employees. Eligible employees may elect to have a portion of their regular pay, including overtime, reduced each pay period, in any one percent increment, by an amount from 1% to 15% of their compensation (subject to a statutory limitation of $9,240 for each of 1995 and 1994) as "pre-tax contributions" and the Company will make a contribution, equal to a specified percentage of the participant's contribution, on their behalf as a pre-tax contribution.

    Pre-tax contributions and employer contributions, as well as the earnings thereon, are taxed to the participant only at the time of distribution. Travelers, for itself or on behalf of the Company, as appropriate, contributes a "matching employer contribution" on behalf of each participant as of the last day of the Plan year. For the years ended December 31, 1995 and 1994, the matching employer contribution made by Travelers equaled 100% of each participant's pre-tax contributions up to an annual maximum of $1,000. In addition, Travelers, for itself or on behalf of the Company, made contributions on behalf of eligible employees who elected to have pre-tax contributions invested in the Travelers Group Inc. Common Stock Fund by having such contributions invested at a 5% discount from the fair value of such stock ("discount contributions"). The Plan currently does not allow after-tax contributions.

    Although it has not expressed any intention to do so, Travelers has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event of Plan termination, either full or partial, all amounts credited to the Participants' accounts shall become 100 percent vested and, therefore, not be subject to forfeiture.


    Fund Transfers and Allocation of Contributions
    ----------------------------------------------

    Participants may elect to divide their contribution among funds in increments divisible by 5%.

    Matching employer contributions are invested in the Travelers Group Inc. Common Stock Fund.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1.  Plan Description (Continued)

    A participant may elect to suspend his/her pre-tax contributions, as soon as administratively practicable, by filing prior written notice with the Plan administrator. Such participant may thereafter resume pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements. In addition, a participant may change the rate of his/her pre-tax contributions as of the first pay period beginning in any calendar month, subject to the Plan's notice requirements.

    A participant may elect to change the allocation of future pre-tax contributions among the funds once each calendar month as of the first day of any pay period, subject to the Plan's notice requirements.

    A participant may elect to transfer the value of his/her pre-tax contributions in increments divisible by 5% or a specified number of whole shares from one or more of the investment funds to another investment fund or funds once each calendar month. The transfer will be effective as of the last business day of the calendar month subject to the Plan's notice requirements.

    Contributions
    -------------

    The rights of a participant to his/her pre-tax contributions and any earnings thereon are at all times fully vested and non-forfeitable. Matching employer contributions are fully vested and non-forfeitable for those participants whose initial date of employment is before January 1, 1992. For those participants whose initial date of employment is on or after January 1, 1992, matching employer contributions are 100% vested and non-forfeitable after five years of service.

    Rollover and Transfer Contributions
    -----------------------------------

    The Plan permits participants to have their interests in other qualified profit-sharing plans transferred to the Plan or to make rollover contributions into the Plan from an individual retirement account (or similar arrangement) resulting from a rollover from another qualified plan or directly from another qualified plan. Such transfers or rollovers to the Plan may only be made with the approval of the Plan administrator and do not affect any other contributions made by or on behalf of a participant.

    Loans
    -----

    Subject to the Plan's provisions, the requirements contained within ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), a participant may apply for a loan from the Plan at an annual interest rate equal to one percentage point above the Prime Rate published in The Wall Street Journal for the first business day of the month in which the loan application is received. The loan repayment by a participant who is employed by the Company is generally made through after-tax payroll deductions.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1.  Plan Description (Continued)

    Withdrawals
    -----------

    Prior to termination of employment, a participant may withdraw, as of the last business day of any month, subject to the Plan's notice requirements, all or a portion of the value of his or her rollover contributions account, all or any portion of the vested value of his/her account if the participant has attained age 59-1/2 or becomes totally and permanently disabled, or all or any portion of the value of his/her pre-tax contributions account in the event of demonstrated financial hardship, subject to the Plan's provisions.

    Withdrawals to which a participant is entitled are the amounts that can be provided by the contributions and income thereon (including net realized and unrealized investment gains and losses) allocated to each participant's account.

    Withdrawals from the Travelers Group Inc. Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Fractional shares and withdrawals from other funds are paid in cash.

    Distributions
    -------------

    The participant shall have distributed the total of his/her account in a lump-sum payment on the last business day of the month coincident with his/her retirement date. If the participant leaves the Company before retirement, he/she may elect to have his/her account distributed to him/her as of the last business day of the month coincident to his/her last day of employment. Distributions from the Travelers Group Inc. Common Stock Fund and the American Express Common Stock Fund may be paid in either shares of common stock or cash at the discretion of the participant. Fractional shares and distributions from other funds are paid in cash.

    Other Information
    -----------------

    On April 26, 1995, the shareholders of Travelers approved an amendment changing the Company's name from The Travelers Inc. to Travelers Group Inc. Subsequent to this date, the Plan changed its name from The Travelers Inc. 401(k) Savings Plan to Travelers Group 401(k) Savings Plan and The Travelers Inc. Common Stock Fund changed its name to Travelers Group Inc. Common Stock Fund which invests in shares of Travelers Group Inc. Common Stock.

    During 1993, following the acquisition by the Company of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Holdings Inc. ("Lehman"), the net assets of the 401(k) savings plan sponsored by Lehman (the "Shearson Plan"), that were attributable to the participants included in the acquisition, were transferred to the Plan. During 1994 and 1995, as prescribed by the acquisition document dated July 31, 1993, additional transfers were made between Lehman Brothers Holdings Inc. and the Plan.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


1.  Plan Description (Continued)

    During 1994, the assets of the American Express Daily Dividend Fund were transferred into the Smith Barney Money Fund; the assets of the Smith Barney Equity Fund were transferred into the Smith Barney Income and Growth Fund; the Salomon Brothers Capital Fund was transferred into the Smith Barney Appreciation Fund; and the Connecticut General GIC Fund was transferred into the Smith Barney Guaranteed Income Fund which was previously named the Shearson Fixed Income Fund. In addition, the Smith Barney World Fund changed its name to the Smith Barney International Equity Fund.

    During 1995, the assets of Smith Barney Global Opportunities Fund were transferred to the Smith Barney Money Fund.


2.  Summary of Significant Accounting Policies

    (a)   Accounting Method

          The financial statements of the Plan have been prepared on the accrual basis.

    (b)   Investment Valuation and Income Recognition

          The Plan's investments are stated at fair value or cost plus accrued interest which approximates fair value, except for its investment contracts which are reflected in the financial statements at contract value. The aggregate fair value of the investment contracts included in the Smith Barney Guaranteed Income Fund was approximately $149 million at December 31, 1995. Shares of registered investment companies are valued at quoted market prices which represent the net asset value of shares held by the Plan at year end. Stock is valued at its quoted market price. Participant loans receivable are valued at cost which approximates fair value.

          Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

          Net appreciation (depreciation) in the fair value of investments include the Plan's investments bought, sold and held during the year.

          The following listing details the determination of the fair value of each of the Plan's investments at year end:

            The shares of common stock held by the Travelers Group Inc. Common Stock Fund and American Express Common Stock Fund are valued at the last reported sale price on the New York Stock Exchange for the last business day of the year.

            The shares of the following registered investment companies are valued at the net asset value per share as determined by Van Kampen American Capital:

              Van Kampen American Capital Comstock Fund
              Van Kampen American Capital Emerging Growth Fund
              Van Kampen American Capital Enterprise Fund
              Van Kampen American Capital Government Securities Fund

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


2.  Summary of Significant Accounting Policies (Continued)

            Van Kampen American Capital Reserve Fund
            Common Sense Government Fund
            Common Sense Growth and Income Fund
            Common Sense Growth Fund
            Common Sense Money Market Fund

          The shares of the following registered investment companies are valued at the net asset value per share as determined by Smith Barney Mutual Funds Management Inc.:

            Smith Barney Income and Growth Fund
            Smith Barney Income Return Fund
            Smith Barney International Equity Fund
            Smith Barney Money Fund
            Smith Barney Aggressive Growth Fund
            Smith Barney Appreciation Fund
            Smith Barney Diversified Strategic Income Fund
            Smith Barney Global Opportunities Fund
            Smith Barney High Income Fund
            Smith Barney Utility Fund
            Smith Barney U.S. Government Securities Fund
            Smith Barney Special Equities Fund
            Smith Barney Managed Growth Fund

          Short-term money market investments, the Loan Fund and the Deferred Profit Sharing Plan are valued at cost plus accrued interest which approximates fair value. The Smith Barney Guaranteed Income Fund is valued at contract value.

    (c)  Payment of Benefits


         Benefits are recorded when paid.

    (d)  Use of Estimates in the Preparation of the Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires the Plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the accounting period. Actual results could differ from those estimates.

    (e)  Concentration of Credit Risk

         The Plan's investments are currently held with multiple registered investment companies as indicated in footnote 2(b), Investment Valuation and Income Recognition. The Plan places its investments with quality financial institutions and the Plan administrator believes that no significant concentration of credit risk exists with regard to investments.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


2.  Summary of Significant Accounting Policies (Continued)

    (f)  Reclassification

         Certain reclassifications have been made to prior year's financial statements to conform to the current year's presentation.

3.  Investments

    During the years ended December 31, 1995 and 1994, the Plan's investments [including investments bought, sold and held] appreciated (depreciated) in value by $238,944,182 and $(65,295,864), respectively, as follows:

                                                       1995           1994
                                                       ----           ----

           Stock funds                           $ 169,831,278  $ (25,351,256)
           Mutual funds                             69,112,904    (39,944,608)
                                                  ------------   ------------

                                                 $ 238,944,182  $ (65,295,864)
                                                  ============   ============

    A summary of the investments in the Plan as of December 31, 1995 and 1994 is listed below. "Funds not yet invested" represent the line item "cash" on the accompanying statements of net assets available for plan benefits. Such amounts are included in a short-term liquid reserve fund pending allocation to the appropriate investment funds.



1995 Investment Funds                                  Cost          Value
- ---------------------                                  ----          -----

Travelers Group Inc. Common Stock Fund
   Invested                                       $ 151,907,915  $ 304,814,224
   Funds not yet invested                               655,686        655,686
                                                    -----------    -----------

     Total                                          152,563,601    305,469,910
                                                    -----------    -----------

Van Kampen American Capital Reserve Fund
   Invested                                          11,496,598     11,496,598
   Funds not yet invested                                 2,563          2,563
                                                    -----------    -----------

     Total                                           11,499,161     11,499,161
                                                    -----------    -----------

Van Kampen American Capital Government
Securities Fund
   Invested                                           5,140,310      5,150,591
   Funds not yet invested                                 1,250          1,250
                                                    -----------    -----------

     Total                                            5,141,560      5,151,841
                                                    -----------    -----------

Van Kampen American Capital Comstock Fund
   Invested                                          10,272,639      9,525,110
   Funds not yet invested                                 1,967          1,967
                                                    -----------    -----------

     Total                                           10,274,606      9,527,077
                                                    -----------    -----------

                      Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements



3.  Investments (Continued)

    1995 Investment Funds                               Cost           Value
    ---------------------                               ----           -----

    Van Kampen American Capital Emerging
    Growth Fund
     Invested                                      $ 72,433,796    $85,204,531
     Funds not yet invested                               3,639          3,639
                                                     ----------     ----------

       Total                                         72,437,435     85,208,170
                                                     ----------     ----------

   Common Sense Money Market Fund
     Invested                                         2,732,191      2,732,189
     Funds not yet invested                               1,133          1,133
                                                     ----------     ----------

       Total                                          2,733,324      2,733,322
                                                     ----------     ----------

   Common Sense Government Fund
     Invested                                           910,107        887,600
     Funds not yet invested                                 575            575
                                                     ----------     ----------

       Total                                            910,682        888,175
                                                     ----------     ----------

   Common Sense Growth and Income Fund
     Invested                                         3,069,018      3,233,904
     Funds not yet invested                                 946            946
                                                     ----------     ----------

       Total                                          3,069,964      3,234,850
                                                     ----------     ----------

   Common Sense Growth Fund
     Invested                                         3,782,938      3,927,164
     Funds not yet invested                               1,101          1,101
                                                     ----------     ----------

       Total                                          3,784,039      3,928,265
                                                     ----------     ----------

   Loan Fund
     Invested                                        39,611,649     39,611,649
                                                     ----------     ----------

       Total                                         39,611,649     39,611,649
                                                     ----------     ----------

   Smith Barney Income and Growth Fund
     Invested                                        85,293,431     98,655,385
     Funds not yet invested                                 810            810
                                                     ----------     ----------

       Total                                         85,294,241     98,656,195
                                                     ----------     ----------

   Smith Barney U.S. Government Securities Fund
     Invested                                        20,582,957     20,923,181
     Funds not yet invested                                 900            900
                                                     ----------     ----------

       Total                                         20,583,857     20,924,081
                                                     ----------     ----------

   Smith Barney Income Return Fund
     Invested                                         5,706,488      5,768,707
     Funds not yet invested                                 883            883
                                                     ----------     ----------

       Total                                          5,707,371      5,769,590
                                                     ----------     ----------

                      Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements



3. Investments (Continued)

   1995 Investment Funds                                Cost           Value
   ---------------------                                ----           -----

   Smith Barney Money Fund
     Invested                                       $31,271,665   $ 31,271,665
     Funds not yet invested                                 887            887
                                                     ----------     ----------

       Total                                         31,272,552     31,272,552
                                                     ----------     ----------

   Smith Barney International Equity Fund
     Invested                                        93,116,193     94,757,657
     Funds not yet invested                                 773            773
                                                    -----------    -----------

       Total                                         93,116,966     94,758,430
                                                    -----------    -----------

   Van Kampen American Capital Enterprise Fund
     Invested                                        26,717,625     27,640,186
     Funds not yet invested                                 797            797
                                                    -----------    -----------

       Total                                         26,718,422     27,640,983
                                                    -----------    -----------

   Smith Barney High Income Fund
     Invested                                         9,123,829      8,670,973
     Funds not yet invested                                 816            816
                                                    -----------    -----------

       Total                                          9,124,645      8,671,789
                                                    -----------    -----------

   Smith Barney Aggressive Growth Fund
     Invested                                        24,577,162     33,112,710
     Funds not yet invested                                 839            839
                                                    -----------    -----------

       Total                                         24,578,001     33,113,549
                                                    -----------    -----------

   Smith Barney Appreciation Fund
     Invested                                       106,488,345    131,250,468
     Funds not yet invested                                 815            815
                                                    -----------    -----------

       Total                                        106,489,160    131,251,283
                                                    -----------    -----------

   Smith Barney Diversified Strategic Fund
     Invested                                        14,507,017     14,289,961
     Funds not yet invested                                 656            656
                                                    -----------    -----------

       Total                                         14,507,673     14,290,617
                                                    -----------    -----------

   Smith Barney Utility Fund
     Invested                                        13,433,904     14,843,236
     Funds not yet rovested                                 987            987
                                                    -----------    -----------

       Total                                         13,434,891     14,844,223
                                                    -----------    -----------

   Smith Barney Guaranteed Income Fund
     Invested                                       142,873,227    142,873,227
     Funds not yet invested                               9,071          9,071
                                                    -----------    -----------

       Total                                        142,882,298    142,882,298
                                                    -----------    -----------

                      Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements



3.  Investments (Continued)

    1995 Investment Funds                               Cost           Value
    ---------------------                               ----           -----

    American Express Common Stock Fund
     Invested                                     $  59,124,871  $  87,464,433
     Funds not yet invested                              32,060         32,060
                                                    -----------   ------------

       Total                                         59,156,931     87,496,493
                                                    -----------   ------------

   Deferred Profit Sharing Plan
     Invested                                            66,429         66,429
                                                    -----------   ------------

       Total                                             66,429         66,429
                                                    -----------  -------------

   Smith Barney Special Equities Fund
     Invested                                         4,974,942      5,364,534
     Funds not yet invested                                 875            875
                                                    -----------  -------------

       Total                                          4,975,817      5,365,409
                                                    -----------  -------------

   Smith Barney Managed Growth Fund
     Invested                                         9,817,140     10,039,358
     Funds not yet invested                                 623            623
                                                    -----------  -------------

       Total                                          9,817,763     10,039,981
                                                    -----------  -------------

     1995 Total Investments                        $949,753,038 $1,194,296,322
                                                    ===========  =============


   1994 Investment Funds
   ---------------------

   Travelers Group Inc. Common Stock Fund
     Invested                                      $107,107,900  $ 123,836,997
     Funds not yet invested                             208,569        208,569
                                                    -----------  -------------

       Total                                        107,316,469    124,045,566
                                                    -----------  -------------
   Van Kampen American Capital Reserve Fund
     Invested                                        11,840,613     11,840,613
     Funds not yet invested                                 112            112
                                                    -----------  -------------

       Total                                         11,840,725     11,840,725
                                                    -----------  -------------

   Van Kampen American Capital Government
   Securities Fund
     Invested                                         4,899,874      4,443,863
     Funds not yet invested                                   4              4
                                                    -----------  -------------

       Total                                          4,899,878      4,443,867
                                                    -----------  -------------

   Van Kampen American Capital Comstock Fund
     Invested                                         9,693,217      7,457,863
     Funds not yet invested                                  16             16
                                                    -----------  -------------

       Total                                          9,693,233      7,457,879
                                                    -----------  -------------

                      Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements



3. Investments (Continued)

   1994 Investment Funds                               Cost           Value
   ---------------------                               ----           -----

   Van Kampen American Capital Emerging
   Growth Fund
     Invested                                    $   47,354,968  $  44,587,338
     Funds not yet invested                               2,262          2,262
                                                   ------------    -----------

       Total                                         47,357,230     44,589,600
                                                   ------------    -----------


   Common Sense Money Market Fund
     Invested                                         2,835,617      2,835,617
     Funds not yet invested                                 639            639
                                                   ------------    -----------

       Total                                          2,836,256      2,836,256
                                                   ------------    -----------

   Common Sense Government Fund
     Invested                                           857,650        755,249
     Funds not yet invested                                  24             24
                                                   ------------    -----------

       Total                                            857,674        755,273
                                                   ------------    -----------

   Common Sense Growth and Income Fund
     Invested                                         2,487,437      2,197,881
     Funds not yet invested                                   2              2
                                                   ------------    -----------

       Total                                          2,487,439      2,197,883
                                                   ------------    -----------

   Common Sense Growth Fund
     Invested                                         3,043,875      2,835,350
     Funds not yet invested                                   6              6
                                                   ------------    -----------

       Total                                          3,043,881      2,835,356
                                                   ------------    -----------

   Loan Fund
     Invested                                        31,275,886     31,275,886
                                                   ------------    -----------

       Total                                         31,275,886     31,275,886
                                                   ------------    -----------

   Smith Barney Income and Growth Fund
     Invested                                        80,907,790     79,994,986
     Funds not yet invested                               2,310          2,310
                                                   ------------    -----------

       Total                                         80,910,100     79,997,296
                                                   ------------    -----------

   Smith Barney U.S. Government Securities Fund
     Invested                                        19,956,983     18,579,414
     Funds not yet invested                                 915            915
                                                   ------------    -----------

       Total                                         19,957,898     18,580,329
                                                   ------------    -----------

   Smith Barney Income Return Fund
     Invested                                         7,203,647      7,078,832
     Funds not yet invested                                 699            699
                                                   ------------    -----------

       Total                                          7,204,346      7,079,531
                                                   ------------    -----------

                      Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements



3. Investments (Continued)

   1994 Investment Funds                               Cost          Value
   ---------------------                               ----          -----

   Smith Barney Money Fund
     Invested                                      $ 29,718,296   $ 29,718,296
     Funds not yet invested                              10,669         10,669
                                                     ----------    -----------

       Total                                         29,728,965     29,728,965
                                                     ----------    -----------

   Smith Barney International Equity Fund
     Invested                                        71,360,902     71,101,442
     Funds not yet invested                               2,046          2,046
                                                     ----------    -----------

       Total                                         71,362,948     71,103,488
                                                     ----------    -----------

   Van Kampen American Capital Enterprise Fund
     Invested                                        14,792,862     13,870,616
     Funds not yet invested                                 729            729
                                                     ----------    -----------

       Total                                         14,793,591     13,871,345
                                                     ----------    -----------

   Smith Barney High Income Fund
     Invested                                        11,080,781      9,775,793
     Funds not yet invested                               8,770          8,770
                                                     ----------    -----------

       Total                                         11,089,551      9,784,563
                                                     ----------    -----------

   Smith Barney Aggressive Growth Fund
     Invested                                        18,458,119     22,797,316
     Funds not yet invested                                 765            765
                                                     ----------    -----------

       Total                                         18,458,884     22,798,081
                                                     ----------    -----------

   Smith Barney Appreciation Fund
     Invested                                        91,591,156    101,479,606
     Funds not yet invested                                 803            803
                                                     ----------    -----------

       Total                                         91,591,959    101,480,409
                                                     ----------    -----------

   Smith Barney Diversified Strategic Fund
     Invested                                        13,047,968     11,907,701
     Funds not yet invested                               3,839          3,839
                                                     ----------    -----------

       Total                                         13,051,807     11,911,540
                                                     ----------    -----------

   Smith Barney Global Opportunities Fund
     Invested                                        10,971,200     10,596,627
     Funds not yet invested                                 829            829
                                                     ----------    -----------

       Total                                         10,972,029     10,597,456
                                                     ----------    -----------

   Smith Barney Utility Fund
     Invested                                        11,933,511     10,466,979
     Funds not yet invested                               9,820          9,820
                                                     ----------     ----------

       Total                                         11,943,331     10,476,799
                                                     ----------     ----------

                      Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements



3. Investments (Continued)

   1994 Investment Funds                               Cost          Value
   ---------------------                               ----          -----

   Smith Barney Guaranteed Income Fund
     Invested                                     $ 138,828,645  $ 138,828,645
     Funds not yet invested                              56,373         56,373
                                                    -----------    -----------

       Total                                        138,885,018    138,885,018
                                                    -----------    -----------

   American Express Common Stock Fund
     Invested                                        69,070,193     72,480,055
     Funds not yet invested                               2,373          2,373
                                                    -----------    -----------

       Total                                         69,072,566     72,482,428
                                                    -----------    -----------

   Deferred Profit Sharing Plan
     Invested                                            62,948         62,948
                                                    -----------    -----------

       Total                                             62,948         62,948
                                                    -----------    -----------

       1994 Total investments                     $ 810,694,612  $ 831,118,487
                                                    ===========    ===========


4.  Federal Income Tax Consequences

    On March 31, 1995, the Internal Revenue Service issued a determination letter approving the continued exemption of the Plan and its underlying trust from federal income taxes under the Code. Since the date of this letter, the Plan has been amended as required by the determination letter. In the opinion of the Plan administrator and the Plan's legal counsel, the Plan and its trust are operated within the terms of the Plan and in compliance with the applicable rules of the Code.

    Matching employer contributions, pre-tax contributions and discount contributions and the Plan earnings on all contributions are not taxable to participants until they are withdrawn by or distributed to the participants.

    Also, unrealized appreciation on shares of Travelers Group Inc. Common Stock and American Express Common Stock distributed in a qualifying lump-sum distribution is not taxable at the time of distribution.

    As noted previously, during 1995, the Shearson Plan, which operated pursuant to a favorable determination letter providing that the Shearson Plan qualified under Section 401(a) of the Code as exempt from federal income tax, transferred certain assets to the Plan. As further noted in footnote 7 below, effective as of January 1, 1996, certain plans, which operated pursuant to a favorable determination letter providing that the applicable plan qualified under Section 401(a) of the Code as exempt from federal income tax, merged into the Plan. In addition, effective as of January 2, 1996, the Plan transferred to a plan, which operated pursuant to a favorable determination letter providing that the transferee plan qualified under
    Section 401(a) of the Code as exempt from federal income tax, certain assets and liabilities attributable to participants no longer employed by Travelers or the Company. Such transfers did not give rise to taxable event on the part of the participants or the Plan.

                       Travelers Group 401(k) Savings Plan

                          Notes to Financial Statements


4.  Federal Income Tax Consequences (Continued)

    On January 24, 1996, the Board of Directors of Travelers declared a stock split in the form of a 50% stock dividend payable to shareholders of record, including the Plan. The declaration and subsequent payment of the stock dividend did not give rise to a taxable event on the part of the participants or the Plan.


5.  Related Party Transactions

    Certain Plan investments are shares of stock issued by Travelers. Travelers is the Plan sponsor as defined by the Plan and, therefore, these transactions qualify as party-in-interest. These transactions are exempt under ERISA section 408(e)(3) given that the Plan is an eligible individual retirement account plan as defined by ERISA.

    Certain Plan investments are shares of registered investment companies (mutual funds, stock funds and investment contracts) that are valued by Smith Barney Mutual Fund Management ("SB Mutual"), an affiliate, and, therefore, would qualify SB Mutual as a party-in-interest.


6.  Net Assets Available for Plan Benefits

    Net assets available for plan benefits as of December 31, 1995 and 1994 consist of the following:

                                       1995               1994
                                       ----               ----

         Vested Benefits        $  1,195,529,373  $  845,495,065
         Non-Vested Benefits          20,264,173       9,577,823
                                   -------------     -----------

            Total                 $1,215,793,546  $  855,072,888
                                  ==============     ===========

    Non-vested benefits are comprised of employer contributions for those participants whose initial date of employment is on or after January 1, 1992 who have not reached their five years of service and are therefore subject to forfeiture. Forfeitures will be used by Travelers to reduce any future employer contributions. As of December 31, 1995 and 1994, employer contributions were reduced by approximately $1,706,000 and $398,000, respectively.


7.  Subsequent Events

    Effective as of January 1, 1996, the Travelers Savings, Investment and Stock Ownership Plan ("TESIP") was merged into the Plan pursuant to Section 12.01 of the Plan, as amended. Effective January 2, 1996, all assets and liabilities attributable to participants employed by MetraHealth Companies, Inc. or affiliates thereof ("MetraHealth") who were included in TESIP were transferred to the United HealthCare Corporation 401(k) Savings Plan pursuant to an agreement between Travelers and MetraHealth ("MetraHealth 401(k) Transfer") in connection with the acquisition of MetraHealth by United HealthCare Corporation. The TESIP merger amounted to a
    $1,004,918,387 increase in net assets available for plan benefits, net of the $107,024,238 transferred to the United HealthCare Corporation 401(k) Savings Plan attributable to MetraHealth participants. Following the MetraHealth 401(k) Transfer, Travelers shall have no further obligation to provide any benefits to MetraHealth participants under the Plan.

    Also effective January 1, 1996, the Profit Sharing Plan of Copeland Associates, Inc. was merged into the Plan pursuant to Section 12.01 of the Plan, as amended.

                                      Travelers Group 401(k) Savings Plan

                                         Notes to Financial Statements

8.  Investment Allocation With Fund Information

    Employee, employer and rollover contributions are invested in various funds as indicated in footnotes 2 and 3. These contributions are directed to each fund at the discretion of the individual participant. Net assets available for plan benefits and changes in net assets available for plan benefits, by fund, are as follows:

                                                                                  December 31, 1995
                                    ----------------------------------------------------------------------------------------------

                                        Travelers       Van Kampen                      Van Kampen    Van Kampen        Van Kampen
                                        Group Inc.   American Capital                American Capital  American          American
                                          Common         Emerging                      Governmental     Capital          Capital
                                          Stock           Growth           Loan         Securities     Comstock          Reserve
                                           Fund            Fund            Fund            Fund          Fund              Fund
                                           ----            ----            ----            ----          ----              ----
    Assets
    ------
    Investments (notes 2 and 3)      $ 304,814,224      85,204,531       39,611,649     5,150,591      9,525,110       11,496,598
    Cash                                   655,686           3,639                -         1,250          1,967            2,563
    Receivables:
      Contribution                      21,745,185           7,484                -             -              -                -
      Dividends and other                   15,256         150,170                -         9,208         19,444               41
                                       -----------      ----------      -----------     ---------      ---------       ----------

        Total receivables               21,760,441         157,654                -         9,208         19,444               41
                                       -----------      ----------      -----------     ---------      ---------       ----------

           Total assets                327,230,351      85,365,824       39,611,649     5,161,049      9,546,521       11,499,202
                                       -----------      ----------      -----------     ---------      ---------       ----------

    Liabilities
    -----------

    Payable for investment purchases       593,154               -                -             -              -           35,918
                                        ----------      ----------      -----------     ---------      ---------       ----------

    Net assets available for
      plan benefits                   $326,637,197      85,365,824       39,611,649     5,161,049      9,546,521       11,463,284
                                       ===========      ==========       ==========     =========      =========       ==========

    Investment activity:
      Dividends                          3,759,762       8,031,351                -       323,020      1,310,925          576,763
      Interest                              49,681          33,751                -           213            278              467
      Appreciation (depreciation) in
        fair value of investments      142,257,189      16,326,189                -       413,114      1,302,364                -
                                       -----------      ----------       ----------     ---------      ---------       ----------
                                       146,066,632      24,391,291                -       736,347      2,613,567          577,230
    Less:  Trustee/administrative
           expenses                       (407,288)       (101,595)               -       (13,086)       (21,074)         (29,296)
                                       ----------       ---------        ----------     --------       --------        ---------

        Net investment income (loss)   145,659,344      24,289,696                -       723,261      2,592,493          547,934
                                       -----------      ----------       ----------     ---------      ---------       ----------

    Contributions:
      Participants                      19,708,679      17,004,464        2,720,694       629,913        911,287          767,361
      Employer                          24,143,255               -                -             -              -                -
      Rollover                           1,389,270         966,192                -        30,337         63,505           25,304
                                       -----------      ----------       ----------     ---------      ---------       ----------

        Total contributions             45,241,204      17,970,656        2,720,694       660,250        974,792          792,665
                                       -----------      ----------       ----------     ---------      ---------       ----------

    Distributions to participants      (20,987,299)     (4,792,336)      (1,963,555)     (496,251)      (816,520)      (1,632,224)
    Loan activity, net                    (632,282)       (170,571)       7,578,624       (18,399)       (38,130)         (49,273)
    Transfers from (to) other funds     12,118,427       3,269,549                -      (154,653)      (628,337)         (37,705)
                                       -----------      ----------       ----------      --------       --------        ---------

      Net increase (decrease)          181,399,394      40,566,994        8,335,763       714,208      2,084,298         (378,603)
                                       -----------      ----------       ----------     ---------      ---------        ---------

    Net assets available for plan
      benefits:
      Beginning of year                145,237,803      44,798,830       31,275,886     4,446,841      7,462,223       11,841,887
        Transfers from Lehman Brothers
           Holdings, Inc.                        -               -                -             -              -                -
                                       -----------      ----------       ----------     ---------      ---------       ----------

      End of year                     $326,637,197      85,365,824       39,611,649     5,161,049      9,546,521       11,463,284
                                       ===========      ==========       ==========     =========      =========       ==========

                                              December 31, 1995
                                         ---------------------------

                                                             Common
                                            Common           Sense
                                             Sense          Growth and
                                            Growth           Income
                                             Fund             Fund
                                             ----             ----
    Assets
    ------
    Investments (notes 2 and 3)            3,927,164       3,233,904
    Cash                                       1,101             946
    Receivables:
      Contribution                                 -               -
      Dividends and other                    554,505         338,874
                                           ---------       ---------

        Total receivables                    554,505         338,874
                                           ---------       ---------

           Total assets                    4,482,770       3,573,724
                                           ---------       ---------

    Liabilities
    -----------

    Payable for investment purchases         554,504         333,838
                                           ---------       ---------

    Net assets available for
      plan benefits                        3,928,266       3,239,886
                                           =========       =========

    Investment activity:
      Dividends                              554,503         367,987
      Interest                                   133              80
      Appreciation (depreciation) in
        fair value of investments            392,298         465,757
                                           ---------       ---------
                                             946,934         833,824
    Less:  Trustee/administrative
           expenses                           (9,694)         (8,189)
                                           --------        --------

        Net investment income  (loss)        937,240         825,635
                                           ---------       ---------

    Contributions:
      Participants                           528,115         415,781
      Employer                                     -               -
      Rollover                                22,934          20,555
                                           ---------       ---------

        Total contributions                  551,049         436,336
                                           ---------       ---------

    Distributions to participants           (279,050)       (111,869)
    Loan activity, net                       (45,850)        (27,024)
    Transfers from (to) other funds          (69,794)        (81,717)
                                            --------        --------

      Net increase (decrease)              1,093,595       1,041,361
                                           ---------       ---------

    Net assets available for plan
      benefits:
      Beginning of year                    2,834,671       2,198,525
        Transfers from Lehman Brothers
           Holdings, Inc.                          -               -
                                           ---------       ---------

      End of year                          3,928,266       3,239,886
                                           =========       =========

                                      Travelers Group 401(k) Savings Plan

                                         Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)

                                                                                    December 31, 1995
                                         --------------------------------------------------------------------------

                                          Common          Common       Smith Barney    Smith Barney  Smith Barney
                                          Sense            Sense        Income and   U.S. Government    Income
                                        Government     Money Market       Growth        Securities      Return
                                           Fund            Fund            Fund            Fund          Fund
                                           ----            ----            ----            ----          ----
Assets
- ------
Investments (notes 2 and 3)             $  887,600       2,732,189       98,655,385    20,923,181      5,768,707
Cash                                           575           1,133              810           900            883
Receivables:
  Contribution                                   -               -            3,318         2,392              -
  Dividends and other                        4,667          10,331              380            53             43
                                          --------      ----------       ----------    ----------      ---------

    Total receivables                        4,667          10,331            3,698         2,445             43
                                          --------      ----------       ----------    ----------      ---------

       Total assets                        892,842       2,743,653       98,659,893    20,926,526      5,769,633
                                          --------      ----------       ----------    ----------      ---------

Liabilities
- -----------

Payable for investment purchases             9,701          10,328                -             -              -
                                          --------      ----------       ----------    ----------      ---------

Net assets available for
  plan benefits                          $ 883,141       2,733,325       98,659,893    20,926,526      5,769,633
                                          ========      ==========       ==========    ==========      =========

Investment activity:
Dividends                                   54,894         132,333       10,299,575     1,469,275        356,591
Interest                                        25             142                -             -            105
Appreciation (depreciation) in
  fair value of investments                 72,961               -       16,214,153     1,682,526        197,389
                                          --------      ----------       ----------    ----------      ---------
                                           127,880         132,475       26,513,728     3,151,801        554,085
Less:  Trustee/administrative expenses      (4,262)         (8,609)        (132,430)      (33,679)       (14,655)
                                           -------       ---------        ---------     ---------       --------

    Net investment income (loss)           123,618         123,866       26,381,298     3,118,122        539,430
                                          --------      ----------       ----------    ----------      ---------

Contributions:
Participants                               112,600          (5,795)       8,296,020     1,856,609          3,231
Employer                                         -               -                -             -              -
Rollover                                     6,931               -          767,807       379,786              -
                                          --------      ----------       ----------    ----------      ---------

  Total contributions                      119,531          (5,795)       9,063,827     2,236,395          3,231
                                          --------      ---------        ----------    ----------      ---------

Distributions to participants              (66,786)       (250,314)      (8,190,356)   (1,631,376)      (779,812)
Loan activity, net                           1,293         (32,918)        (408,954)     (172,184)       (75,131)
Transfers from (to) other funds            (50,887)         62,217       (8,323,205)   (1,244,463)    (1,012,589)
                                          --------       ----------     -----------   -----------     ----------

  Net increase (decrease)                  126,769        (102,944)      18,522,610     2,306,494     (1,324,871)
                                         ---------      ---------      ------------  ------------    ----------

Net assets available for plan benefits
Beginning of year                          756,372       2,836,269       80,121,843    18,620,032      7,079,533
  Transfer from Lehman Brothers
     Holdings, Inc.                              -               -           15,440             -         14,971
                                         ---------      ----------     ------------  ------------    -----------

  End of year                           $  883,141       2,733,325       98,659,893    20,926,526      5,769,633
                                         =========      ==========     ============  ============    ===========

                                                  December 31, 1995
                                          -------------------------------

                                               Van Kampen       American
                                            American Capital     Express
                                               Enterprise        Common
                                                  Fund         Stock Fund
                                                  ----         ----------
Assets
- ------
Investments (notes 2 and 3)                   27,640,186       87,464,433
Cash                                                 797           32,060
Receivables:
  Contribution                                    10,253                -
  Dividends and other                                  2               83
                                              ----------       ----------

    Total receivables                             10,255               83
                                              ----------       ----------

       Total assets                           27,651,238       87,496,576
                                              ----------       ----------

Liabilities
- -----------

Payable for investment purchases                       -                -
                                              ----------       ----------

Net assets available for
  plan benefits                               27,651,238       87,496,576
                                              ==========       ==========

Investment activity:
  Dividends                                    3,873,606        1,539,620
  Interest                                         4,610                -
  Appreciation (depreciation) in
    fair value of investments                  1,914,256       27,652,262
                                              ----------       ----------
                                               5,792,472       29,191,882
Less:  Trustee/administrative expenses           (33,044)        (145,003)
                                              ---------        ---------

    Net investment income (loss)               5,759,428       29,046,879
                                              ----------       ----------

Contributions:
  Participants                                 4,380,173           (1,105)
  Employer                                             -                -
  Rollover                                       536,409                -
                                              ----------       ----------

    Total contributions                        4,916,582           (1,105)
                                              ----------       ---------

Distributions to participants                   (972,538)      (7,101,193)
Loan activity, net                               (28,325)      (1,290,302)
Transfers from (to) other funds                4,061,419       (6,195,379)
                                              ----------       ----------

  Net increase (decrease)                     13,736,566       14,458,900
                                              ----------      -----------

Net assets available for plan benefits
  Beginning of year                           13,914,672       73,035,522
    Transfer from Lehman Brothers
       Holdings, Inc.                                  -            2,154
                                              ----------      -----------

  End of year                                 27,651,238       87,496,576
                                              ==========      ===========

                                       Travelers Group 401(k) Savings Plan

                                          Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)

                                                                                    December 31, 1995
                                    ----------------------------------------------------------------------------------------------

                                                         Smith Barney                    Smith Barney   Smith Barney  Smith Barney
                                         Smith Barney     Aggressive     Smith Barney       Global     International   Diversified
                                             Money          Growth       Appreciation    Opportunities     Equity       Strategic
                                             Fund            Fund            Fund            Fund           Fund       Income Fund
                                             ----            ----            ----            ----           ----       -----------

Assets
- ------
Investments (notes 2 and 3)             $  31,271,665     33,112,710      131,250,468          -        94,757,657     14,289,961
Cash                                              887            839              815          -               773            656
Receivables:
  Contribution                                110,928          9,189            9,314          -            11,664           (203)
  Dividends and other                             273              3              259          -                 6             65
                                          -----------    -----------      -----------     ----------    ----------     ----------

    Total receivables                         111,201          9,192            9,573          -            11,670           (138)
                                          -----------    -----------      -----------     ----------    ----------     ----------

       Total assets                        31,383,753     33,122,741      131,260,856          -        94,770,100     14,290,479
                                          -----------    -----------      -----------     ----------    ----------     ----------

Liabilities
- -----------

Payable for investment purchases                -              -                -              -             -              -
                                          -----------    -----------      -----------     ----------    ----------     ----------

Net assets available for
  plan benefits                         $  31,383,753     33,122,741      131,260,856          -        94,770,100     14,290,479
                                          ===========    ===========      ===========     ==========    ==========     ==========

Investment activity:
  Dividends                                 1,726,595      2,667,050       12,611,115          -         1,662,094      1,236,016
  Interest                                      -              3,077            6,714          (910)         1,500          2,470
  Appreciation (depreciation) in
    fair value of investments                   -          5,200,165       18,271,524      (290,203)     1,968,376        803,879
                                          -----------    -----------      -----------     ---------     ----------     ----------
                                            1,726,595      7,870,292       30,889,353      (291,113)     3,631,970      2,042,365
Less:  Trustee/administrative expenses        (50,469)       (40,436)        (171,708)       (8,654)      (125,183)       (24,967)
                                          ----------     ----------       ----------      ---------      ---------      ---------

    Net investment income (loss)            1,676,126      7,829,856       30,717,645      (299,767)     3,506,787      2,017,398
                                          -----------    -----------      -----------     ---------     ----------     ----------

Contributions:
  Participants                              4,073,779        334,745       14,126,794          -        19,836,696      3,118,183
  Employer                                      -              -                -              -             -              -
  Rollover                                    625,450        116,091          760,774          -           863,665        149,922
                                          -----------    -----------       ----------     ----------    ----------     ----------

    Total contributions                     4,699,229        450,836       14,887,568          -        20,700,361      3,268,105
                                          -----------    -----------       ----------     ----------    ----------     ----------

Distributions to participants              (5,167,140)    (1,763,463)      (8,151,684)      (164,405)   (5,848,921)    (1,360,335)
Loan activity, net                           (155,251)      (824,973)      (1,697,306)      (142,469)      (30,920)       (66,661)
Transfers from (to) other funds               477,280      4,621,116       (6,171,907)    (9,990,829)    5,063,305     (1,538,957)
                                          -----------    -----------       ----------     ----------    ----------     ----------

  Net increase (decrease)                   1,530,244     10,313,372       29,584,316    (10,597,470)   23,390,612      2,319,550
                                          -----------    -----------      -----------   ------------    ----------    -----------

Net assets available for plan benefits
  Beginning of year                        29,849,918     22,798,109      101,655,148     10,597,470    71,377,296     11,970,929
    Transfer from Lehman Brothers
       Holdings, Inc.                           3,591         11,260           21,392          -             2,192          -
                                          -----------    -----------      -----------  -------------    ----------    -----------

  End of year                          $   31,383,753     33,122,741      131,260,856          -        94,770,100     14,290,479
                                          ===========    ===========      ===========  =============    ==========    ===========

                                        Travelers Group 401(k) Savings Plan

                                           Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)

                                                                                              December 31, 1995
                                               -----------------------------------------------------------------------------
                                                Smith Barney                     Smith Barney   Smith Barney   Smith Barney
                                                    High         Smith Barney     Guaranteed       Special       Managed
                                                   Income          Utility          Income        Equities        Growth
                                                    Fund             Fund            Fund           Fund           Fund
                                                    ----             ----            ----           ----           ----
    Assets
    ------
    Investments (notes 2 and 3)                $   8,670,973      14,843,236     142,873,227      5,364,534     10,039,358
    Cash                                                 816             987           9,071            875            623
    Receivables:
      Contributions                                      -             5,904         (3,925)          9,759          9,547
      Dividends and other                                 59              32             100              2              2
                                                ------------     -----------    ------------     ----------    -----------

        Total receivables                                 59           5,936         (3,825)          9,761          9,549
                                                ------------     -----------    -----------      ----------    -----------

           Total assets                            8,671,848      14,850,159     142,878,473      5,375,170     10,049,530
                                                ------------     -----------    ------------     ----------    -----------

    Liabilities
    -----------

    Payable for investment purchases                     -               -               -            -                -
                                                ------------     -----------    ------------     ----------    -----------

    Net assets available for
         plan benefits                         $   8,671,848      14,850,159     142,878,473      5,375,170     10,049,530
                                                ============     ===========    ============     ==========    ===========


    Investment activity:
      Dividends                                      995,877         970,311             -           87,561        119,699
      Interest                                            74          23,807      10,270,443            239            668
      Appreciation (depreciation) in
        fair value of investments                    641,628       2,845,859             -          390,239        222,257
                                                ------------     -----------    ------------     ----------    -----------
                                                   1,637,579       3,839,977      10,270,443        478,039        342,624
    Less:  Trustee/administrative expenses           (18,758)        (24,172)       (779,237)          (951)        (1,533)
                                                 -----------      ----------     -----------      ---------     ----------

        Net investment income (loss)               1,618,821       3,815,805       9,491,206        477,088        341,091
                                                ------------     -----------    ------------     ----------    -----------

    Contributions:
      Participants                                     -           2,453,665      11,005,423        172,964        268,474
      Employer                                         -                 -               -              -              -
      Rollover                                         -             159,325       1,027,900         21,241         97,545
                                                ------------     -----------    ------------     ----------    -----------

        Total contributions                            -           2,612,990      12,033,323        194,205        366,019
                                                ------------     -----------    ------------     ----------    -----------

    Distributions to participants                 (1,114,211)       (433,507)    (12,000,987)        (9,455)       (41,580)
    Loan activity, net                              (256,086)       (224,041)     (1,246,863)        10,893         43,103
    Transfer from (to) other funds                (1,364,466)     (1,464,025)     (5,387,736)     4,702,439      9,340,897
                                                  ----------      ----------     -----------     ----------    -----------

      Net increase (decrease)                     (1,115,942)      4,307,222       2,888,943      5,375,170     10,049,530
                                                  ----------     -----------    ------------     ----------    -----------

    Net assets available for plan benefits
      Beginning of year                            9,784,581      10,526,050     139,989,530             -             -
        Transfers from Lehman Brothers
           Holdings, Inc.                              3,209          16,887           -                 -             -
                                                 -----------     -----------    ------------     ----------    -----------

      End of year                               $  8,671,848      14,850,159     142,878,473      5,375,170     10,049,530
                                                 ===========     ===========    ============     ==========    ===========

                                                    December 31, 1995
                                               ----------------------------
                                                 Deferred
                                                  Profit
                                                  Sharing
                                                   Plan             Total
                                                   ----             -----
    Assets
    ------
    Investments (notes 2 and 3)                    66,429      1,193,575,670
    Cash                                              -              720,652
    Receivables:
      Contributions                                   -           21,930,809
      Dividends and other                             -            1,103,858
                                                 --------     --------------

        Total receivables                             -           23,034,667
                                                 --------     --------------

           Total assets                            66,429      1,217,330,989
                                                 --------     --------------

    Liabilities
    -----------

    Payable for investment purchases                   -           1,537,443
                                                 --------     --------------

    Net assets available for
         plan benefits                             66,429      1,215,793,546
                                                 ========     ==============


    Investment activity:
      Dividends                                     3,481         54,730,004
      Interest                                        -           10,397,567
      Appreciation (depreciation) in
        fair value of investments                     -          238,944,182
                                                 --------     --------------
                                                    3,481        304,071,753
    Less:  Trustee/administrative expenses            -           (2,207,972)
                                                 --------     -------------

        Net investment income (loss)                3,481        301,863,781
                                                 --------     --------------

    Contributions:
      Participants                                    -          112,718,750
      Employer                                        -           24,143,255
      Rollover                                        -            8,030,943
                                                 --------     --------------

        Total contributions                           -          144,892,948
                                                 --------     --------------

    Distributions to participants                     -          (86,127,167)
    Loan activity, net                                -                 -
    Transfer from (to) other funds                    -                 -
                                                 --------     --------------

      Net increase (decrease)                       3,481        360,629,562
                                                 --------     --------------

    Net assets available for plan benefits
      Beginning of year                            62,948        855,072,888
        Transfers from Lehman Brothers
           Holdings, Inc.                             -               91,096
                                                 --------     --------------

      End of year                                  66,429      1,215,793,546
                                                 ========     ==============

                                     Travelers Group 401(k) Savings Plan

                                        Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)



                                                                                              December 31, 1994
                                    ------------------------------------------------------------------------------------------------
                                           Travelers       Van Kampen                     Van Kampen     Van Kampen       Van Kampen
                                           Group Inc.   American Capital               American Capital   American         American
                                             Common         Emerging                     Governmental      Capital          Capital
                                             Stock           Growth            Loan       Securities      Comstock          Reserve
                                              Fund            Fund             Fund          Fund           Fund             Fund
                                              ----            ----             ----          ----           ----             ----
    Assets
    ------
    Investments (notes 2 and 3)        $  123,836,997      44,587,338      31,275,886      4,443,863      7,457,863       11,840,613
    Cash                                      208,569           2,262             -                4             16              112
    Receivables:
      Contribution                         24,381,544         209,192             -            2,963          4,330            1,099
      Dividends and other                      16,624              38             -               11             14               63
                                         ------------      ----------      ----------      ---------      ---------       ----------

        Total receivables                  24,398,168         209,230             -            2,974          4,344            1,162
                                         ------------      ----------      ----------      ---------      ---------       ----------

           Total assets                   148,443,734      44,798,830      31,275,886      4,446,841      7,462,223       11,841,887
                                         ------------      ----------      ----------      ---------      ---------       ----------

    Liabilities
    -----------

    Payable for investment purchases        3,205,931             -               -              -              -                -
                                         ------------      ----------      ----------      ---------      ---------       ----------

    Net assets available for
         plan benefits                   $145,237,803      44,798,830      31,275,886      4,446,841      7,462,223       11,841,887
                                          ===========      ==========      ==========      =========      =========       ==========

    Investment activity:
      Dividends                             1,972,118       1,146,639             -          306,947      1,621,623          390,130
      Interest                                 33,136             586             -                4             17              115
      Appreciation (depreciation) in
        fair value of investments         (22,229,082)     (3,276,920)            -         (517,550)    (2,292,877)              -
                                         -----------       ----------       ----------      --------     ----------       ----------
                                          (20,223,828)     (2,129,695)            -         (210,599)      (671,237)         390,245
    Less:  Trustee/administrative
           expenses                          (468,233)        (72,273)            -           (2,077)        (3,507)         (5,645)
                                          -----------      ----------       ----------      --------     ----------        ---------

        Net investment income (loss)      (20,692,061)     (2,201,968)             -        (212,676)      (674,744)         384,600
                                          -----------      ----------       ----------      --------     ----------       ----------

    Contributions:
      Participants                         20,930,937      17,585,222       1,309,929        654,519        895,838          718,418
      Employer                             30,677,722             -               -              -              -                -
      Rollover                              1,979,451       1,220,013             -           38,937         79,304          136,958
                                         ------------     -----------      ----------      ---------    -----------       ----------

        Total contributions                53,588,110      18,805,235       1,309,929        693,456        975,142          855,376
                                         ------------     -----------      ----------      ---------    -----------       ----------

    Distributions to participants          (7,868,752)     (2,081,841)       (951,276)      (318,204)      (465,051)     (1,097,674)
    Loan activity, net                       (601,027)       (986,082)     18,342,250        (12,368)       (10,074)       (140,734)
    Transfers from (to) other funds        19,242,757      20,115,830             -         (483,677)       330,396        (182,312)
                                         ------------     -----------      ----------      ---------     -----------       ---------

      Net increase (decrease)              43,669,027      33,651,174      18,700,903       (333,469)        155,669       (180,744)
                                         ------------     -----------      ----------      ---------     -----------       ---------

    Net assets available for plan benefits
      Beginning of year                   101,563,394      11,146,795      12,574,983      4,780,310      7,306,554       12,022,631
        Transfers from Lehman Brothers
           Holdings, Inc.                       5,382             861             -              -              -                -
                                         ------------     -----------      ----------     ----------    -----------       ----------

      End of year                       $ 145,237,803      44,798,830      31,275,886      4,446,841      7,462,223       11,841,887
                                         ============     ===========      ==========     ==========    ===========       ==========


                                                    December 31, 1994
                                             -------------------------------
                                                                     Common
                                                     Common           Sense
                                                     Sense          Growth and
                                                     Growth          Income
                                                      Fund            Fund
                                                      ----            ----
    Assets
    ------
    Investments (notes 2 and 3)                     2,835,350       2,197,881
    Cash                                                    6               2
    Receivables:
      Contribution                                        377             641
      Dividends and other                                   2               1
                                                    ---------      ----------

        Total receivables                                 379             642
                                                    ---------      ----------

           Total assets                             2,835,735       2,198,525
                                                    ---------      ----------

    Liabilities
    -----------

    Payable for investment purchases                    1,064             -
                                                    ---------      ----------

    Net assets available for
         plan benefits                              2,834,671       2,198,525
                                                    =========      ==========

    Investment activity:
      Dividends                                       224,829         269,617
      Interest                                              6               2
      Appreciation (depreciation) in
        fair value of investments                    (212,363)       (292,570)
                                                    ---------       ---------
                                                       12,472         (22,951)
    Less:  Trustee/administrative
           expenses                                    (1,310)         (1,015)
                                                    ---------       ---------

        Net investment income (loss)                   11,162         (23,966)
                                                   ----------       ---------

    Contributions:
      Participants                                    404,281         319,166
      Employer                                            -               -
      Rollover                                         11,811           7,693
                                                   ----------      ----------

        Total contributions                           416,092         326,859
                                                   ----------      ----------

    Distributions to participants                    (114,070)        (64,657)
    Loan activity, net                                (11,814)         (5,141)
    Transfers from (to) other funds                  (217,516)        (95,102)
                                                    ---------       ---------

      Net increase (decrease)                          83,854         137,993
                                                   ----------      ----------

    Net assets available for plan benefits
      Beginning of year                             2,750,817       2,060,532
        Transfers from Lehman Brothers
           Holdings, Inc.                                 -               -
                                                   ----------      ----------

      End of year                                   2,834,671       2,198,525
                                                   ==========      ==========

                                             Travelers Group 401(k) Savings Plan

                                                Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)



                                                                   December 31, 1994
                                -----------------------------------------------------------------------------------


                                         Common          Common      Smith Barney     Smith Barney   Smith Barney
                                         Sense            Sense       Income and    U.S. Government    Income
                                       Government     Money Market      Growth        Securities       Return
                                          Fund            Fund           Fund            Fund           Fund
                                          ----            ----           ----            ----           ----
Assets
- ------
Investments (notes 2 and 3)            $  755,249       2,835,617      79,994,986     18,579,414      7,078,832
Cash                                           24             639           2,310            915            699
Receivables:
  Contribution                                 34              10         124,460         39,685            -
  Dividends and other                       1,065               3              87             18              2
                                       ----------       ---------      ----------     ----------      ---------

    Total receivables                       1,099              13         124,547         39,703              2
                                       ----------       ---------      ----------     ----------      ---------

       Total assets                       756,372       2,836,269      80,121,843     18,620,032      7,079,533
                                       ----------       ---------      ----------     ----------      ---------

Liabilities
- -----------

Payable for investment purchases              -               -               -              -              -
                                       ----------       ---------      ----------     ----------      ---------

Net assets available for
     plan benefits                    $   756,372       2,836,269      80,121,843     18,620,032      7,079,533
                                       ==========       =========      ==========     ==========      =========

Investment activity:
  Dividends                                51,965          91,769       3,583,204      1,382,644        365,485
  Interest                                     25              12             918            451            225
  Appreciation (depreciation) in
    fair value of investments            (119,078)             -       (7,428,927)    (1,684,038)      (206,381)
                                        ---------        ---------     ----------     ----------     ----------
                                          (67,088)         91,781      (3,844,805)      (300,943)       159,329
Less:  Trustee/administrative expenses       (368)         (1,318)       (147,491)       (39,724)       (18,557)
                                         --------         --------     ----------     ----------     ----------

    Net investment income (loss)          (67,456)         90,463      (3,992,296)      (340,667)       140,772
                                        ---------        ---------     ----------     ----------     ----------

Contributions:
  Participants                             99,657         146,515       8,861,939      1,907,521             40
  Employer                                    -               -               -              -              -
  Rollover                                     52              27         962,804        301,343            -
                                       ----------       ---------     -----------    -----------    -----------

    Total contributions                    99,709         146,542       9,824,743      2,208,864             40
                                       ----------       ---------     -----------    -----------    -----------

Distributions to participants             (15,362)       (179,466)     (6,861,042)    (1,965,798)      (599,147)
Loan activity, net                         (7,265)        (27,067)       (850,047)      (222,735)      (166,651)
Transfers from (to) other funds           (38,584)       (190,714)      3,435,988     (2,948,131)    (2,505,508)
                                        ---------        --------     -----------     ----------     ----------

  Net increase (decrease)                 (28,958)       (160,242)      1,557,346     (3,268,467)    (3,130,494)
                                        ---------        --------      -----------    ----------     ----------

Net assets available for plan benefits
  Beginning of year                       785,330       2,996,511      78,563,180     21,888,499     10,210,027
    Transfers from Lehman Brothers
       Holdings, Inc.                         -               -             1,317            -              -
                                       ----------       ---------     -----------    -----------    -----------

  End of year                         $   756,372       2,836,269      80,121,843     18,620,032      7,079,533
                                       ==========       =========     ===========    ===========    ===========


                                                          December 31, 1994
                                          -------------------------------------------------


                                               Van Kampen       American        American
                                           American Capital     Express          Express
                                              Enterprise         Common           Daily
                                                 Fund          Stock Fund     Dividend Fund
                                                 ----          ----------     -------------
    Assets
    ------
    Investments (notes 2 and 3)               13,870,616       72,480,055             -
    Cash                                             729            2,373             -
    Receivables:
      Contribution                                43,314              -               -
      Dividends and other                             13          553,094             -
                                              ----------       ----------      ----------

        Total receivables                         43,327          553,094             -
                                              ----------       ----------      ----------

           Total assets                       13,914,672       73,035,522             -
                                              ----------       ----------      ----------

    Liabilities
    -----------

    Payable for investment purchases                 -                -               -
                                              ----------       ----------      ----------

    Net assets available for
         plan benefits                        13,914,672       73,035,522             -
                                              ==========       ==========      ==========

    Investment activity:
      Dividends                                  855,695       11,091,983             -
      Interest                                       295           11,329             -
      Appreciation (depreciation) in
        fair value of investments               (875,103)      (3,122,174)             -
                                               --------        ----------       ----------
                                                 (19,113)       7,981,138             -
    Less:  Trustee/administrative expenses       (27,115)        (167,178)             -
                                                --------        ----------       ----------

        Net investment income    (loss)          (46,228)       7,813,960             -
                                                 --------       -----------      ----------

    Contributions:
      Participants                             4,069,007              -               -
      Employer                                       -                -               -
      Rollover                                   458,621              -               -
                                               ---------      -----------      ----------

        Total contributions                    4,527,628              -               -
                                               ---------      -----------      ----------

    Distributions to participants               (692,464)      (6,775,234)             -
    Loan activity, net                          (221,571)      (2,375,186)             -
    Transfers from (to) other funds            7,420,472      (13,341,000)    (15,160,261)
                                               ---------      -----------     -----------

      Net increase (decrease)                 10,987,837      (14,677,460)    (15,160,261)
                                              ----------      -----------     -----------

    Net assets available for plan benefits
      Beginning of year                        2,926,835       86,887,004      15,160,261
        Transfers from Lehman Brothers
           Holdings, Inc.                            -            825,978              -
                                              ----------      ------------    ------------

      End of year                             13,914,672       73,035,522              -
                                              ==========      ============    ============

                                        Travelers Group 401(k) Savings Plan

                                           Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)


                                                                December 31, 1994
                                -----------------------------------------------------------------------------------
                                                      Smith Barney                   Smith Barney   Smith Barney
                                      Smith Barney     Aggressive      Smith Barney     Global      International
                                         Money           Growth        Appreciation  Opportunities     Equity
                                          Fund            Fund             Fund          Fund           Fund
                                          ----            ----             ----          ----           ----

Assets
- ------
Investments (notes 2 and 3)         $  29,718,296      22,797,316     101,479,606     10,596,627     71,101,442
Cash                                       10,669             765             803            829          2,046
Receivables:
  Contribution                            120,929            -            174,621           -           273,743
  Dividends and other                          24              28             118             14             65
                                      -----------     -----------     -----------     ----------     ----------

    Total receivables                     120,953              28         174,739             14        273,808
                                      -----------     -----------     -----------     ----------     ----------

       Total assets                    29,849,918      22,798,109     101,655,148     10,597,470     71,377,296
                                      -----------     -----------     -----------     ----------     ----------

Liabilities
- -----------

Payable for investment purchases              -               -               -              -              -
                                      -----------     -----------     -----------     ----------     ----------

Net assets available for
     plan benefits                 $   29,849,918      22,798,109     101,655,148     10,597,470     71,377,296
                                      ===========     ===========     ===========     ==========     ==========

Investment activity:
  Dividends                             1,043,998         753,630       7,579,686        817,060        962,268
  Interest                                  6,862             195           1,990            159            624
  Appreciation (depreciation) in
    fair value of investments               -          (1,181,449)     (8,146,394)    (1,085,678)    (7,428,241)
                                      -----------      ----------      ----------     ----------     ----------
                                        1,050,860        (427,624)       (564,718)      (268,459)    (6,465,349)
Less:  Trustee/administrative expenses    (58,498)        (53,013)       (204,381)       (30,541)      (116,621)
                                       ----------      ----------      ----------     ----------     ----------

    Net investment income (loss)          992,362        (480,637)       (769,099)      (299,000)    (6,581,970)
                                      -----------      ----------      ----------     ----------     ----------

Contributions:
  Participants                          4,259,935              36      15,502,740           -        20,488,965
  Employer                                    -              -               -              -               -
  Rollover                              1,599,355            -            813,027           -         1,473,686
                                      -----------      ----------     -----------    -----------    -----------

    Total contributions                 5,859,290              36      16,315,767           -        21,962,651
                                      -----------      ----------     -----------    -----------    -----------

Distributions to participants          (3,497,171)     (2,010,574)     (7,023,399)    (1,094,588)    (3,487,820)
Loan activity, net                       (776,198)     (1,217,986)     (3,766,563)      (561,973)    (1,432,513)
Transfers from (to) other funds        12,824,059     (10,661,662)    (20,225,506)   (10,041,987)    32,337,688
                                      -----------     -----------     -----------    -----------     ----------

  Net increase (decrease)              15,402,342     (14,370,823)    (15,468,800)   (11,997,548)    42,798,036
                                      -----------    -----------     -----------    -----------     -----------

Net assets available for plan benefits
  Beginning of year                    14,480,197      36,915,484     116,966,137     22,440,353     28,578,248
    Transfers from Lehman Brothers
       Holdings, Inc.                     (32,621)        253,448         157,811        154,665          1,012
                                       ----------     ------------    ------------   ------------    -----------

  End of year                       $  29,849,918      22,798,109     101,655,148     10,597,470     71,377,296
                                      ===========    ============    ============   ============    ===========


                                                         December 31, 1994
                                              -----------------------------------------------
                                                Smith Barney
                                                 Diversified     Smith Barney     Connecticut
                                                  Strategic         Equity          General
                                                 Income Fund         Fund             GIC
                                                 -----------         ----             ---

    Assets
    ------
    Investments (notes 2 and 3)                  11,907,701            -                -
    Cash                                              3,839            -                -
    Receivables:
    Contribution                                     59,377            -                -
    Dividends and other                                  12            -                -
                                                 ----------        ---------       ---------

        Total receivables                            59,389            -                -
                                                 ----------        ---------       ---------

           Total assets                          11,970,929            -                -
                                                 ----------        ---------       ---------

    Liabilities
    -----------

    Payable for investment purchases                    -              -                -
                                                 ----------        ---------       ---------

    Net assets available for
          plan benefits                          11,970,929            -                -
                                                 ==========        =========       =========

    Investment activity:
      Dividends                                     966,367          314,030            -
      Interest                                          341              168            -
      Appreciation (depreciation) in
        fair value of investments                (1,262,670)        (225,600)           -
                                                 ----------         --------       ---------
                                                   (295,962)          88,598            -
    Less:  Trustee/administrative expenses          (26,261)          (4,560)           -
                                                  ---------         --------       ---------

        Net investment income (loss)               (322,223)          84,038            -
                                                 ----------        ---------       ---------

    Contributions:
      Participants                                3,815,537             -               -
      Employer                                          -               -               -
      Rollover                                      423,358             -               -
                                                -----------        ---------       ---------

        Total contributions                       4,238,895             -               -
                                                -----------        ---------       ---------

    Distributions to participants                  (888,735)        (191,647)           -
    Loan activity, net                             (369,610)         (20,854)           -
    Transfers from (to) other funds                 844,650       (9,019,786)    (16,976,542)
                                                -----------       ----------     -----------

      Net increase (decrease)                     3,502,977       (9,148,249)    (16,976,542)
                                                -----------       ----------      ----------

    Net assets available for plan benefits
      Beginning of year                           8,362,217        9,148,249      16,976,542
        Transfers from Lehman Brothers
           Holdings, Inc.                           105,735            -               -
                                                -----------      -----------    ------------

      End of year                                11,970,929            -               -
                                                ===========      ===========    ============

                                         Travelers Group 401(k) Savings Plan

                                            Notes to Financial Statements

8.  Investment Allocation With Fund Information (Continued)


                                                                                         December 31, 1994
                                        -------------------------------------------------------------------------------------------
                                         Smith Barney                   Smith Barney       Deferred       Salomon
                                             High        Smith Barney    Guaranteed         Profit        Brothers
                                            Income        Utilities        Income          Sharing        Capital
                                             Fund            Fund           Fund             Plan           Fund         Total
                                             ----            ----           ----             ----           ----         -----
Assets
- ------
Investments (notes 2 and 3)             $   9,775,793     10,466,979      138,828,645         62,948           -      830,805,913
Cash                                            8,770          9,820           56,373            -             -          312,574
Receivables:
  Contribution                                    -           49,234          184,995            -             -       25,670,548
  Dividends and other                              18             17          919,517            -             -        1,490,848
                                           ----------     ----------      -----------        -------      --------    -----------

    Total receivables                              18         49,251        1,104,512            -             -       27,161,396
                                           ----------     ----------      -----------        -------      --------    -----------

       Total assets                         9,784,581     10,526,050      139,989,530         62,948           -      858,279,883
                                           ----------     ----------      -----------        -------      --------    -----------

Liabilities
- -----------

Payable for investment purchases                  -              -                -              -             -        3,206,995
                                           ----------     ----------      -----------        -------      --------    -----------

Net assets available for
     plan benefits                        $ 9,784,581     10,526,050      139,989,530         62,948           -      855,072,888
                                           ==========     ==========      ===========        =======      ========    ===========

Investment activity:
  Dividends                                 1,173,657        756,519              -              -             -       37,721,863
  Interest                                        103            248       11,919,415          2,293           -       11,979,519
  Appreciation (depreciation) in
    fair value of investments              (1,666,833)    (2,041,936)              -              -            -      (65,295,864)
                                           ----------     ----------       -----------        -------      --------   -----------
                                             (493,073)    (1,285,169)      11,919,415          2,293           -      (15,594,482)
Less:  Trustee/administrative expenses        (26,132)       (27,908)        (659,791)            -            -       (2,163,517)
                                           ----------     ----------       ----------         -------      --------   -----------

    Net investment income (loss)             (519,205)    (1,313,077)      11,259,624          2,293           -      (17,757,999)
                                           ----------     ----------      -----------        -------      --------    -----------

Contributions:
  Participants                                   -         2,803,528       11,202,470            -             -      115,976,200
  Employer                                       -               -                -              -             -       30,677,722
  Rollover                                       -           209,812        1,097,220            -             -       10,813,472
                                          -----------    -----------      -----------        -------      -------    ------------

    Total contributions                          -         3,013,340       12,299,690            -             -      157,467,394
                                          -----------    -----------      -----------        -------      -------    ------------

Distributions to participants              (1,162,276)    (1,201,735)     (10,029,884)       (20,000)          -      (60,657,867)
Loan activity, net                           (590,957)      (471,942)      (3,495,892)           -             -              -
Transfers from (to) other funds            (3,799,377)    (4,133,142)      16,538,772            -      (3,069,805)           -
                                          ----------     ----------       -----------        -------   ----------    ------------

  Net increase (decrease)                  (6,071,815)    (4,106,556)      26,572,310        (17,707)   (3,069,805)    79,051,528
                                          ----------     ----------       -----------       -------    ----------    ------------

Net assets available for plan benefits
  Beginning of year                        15,665,918     14,409,854      111,745,624         80,655     3,069,805    772,462,946
    Transfers from Lehman Brothers
       Holdings, Inc.                         190,478        222,752        1,671,596            -          -           3,558,414
                                          -----------    -----------      -----------       --------   ----------    ------------

  End of year                            $  9,784,581     10,526,050      139,989,530         62,948        -         855,072,888
                                          ===========    ===========      ===========       ========   ==========    ============


                                   Travelers Group 401(k) Savings Plan

                                    Schedule to Form 5500: Item 27(a)
                             Schedule of Assets Held for Investment Purposes

                                            December 31, 1995

                                                        Number
Investment Descriptions                               of Shares         Cost            Value1
- -----------------------                               ---------         ----            ------
Short Term Funds:

   Liquid Reserve Fund                                 720,652      $    720,652    $   720,652
   Deferred Profit Sharing Plan                         66,429            66,429         66,429
                                                                    ------------    -----------
                                                                         787,081        787,081
                                                                    ------------    -----------

Stock Funds:

   Travelers Group Inc. Common Stock Fund*2          4,867,293       151,907,915    304,814,224
   American Express Common Stock Fund                2,113,944        59,124,871     87,464,433
                                                                    ------------    -----------
                                                                     211,032,786    392,278,657
                                                                     -----------    -----------
Mutual Funds:

   Van Kampen American Capital Reserve Fund         11,496,598        11,496,598     11,496,598
   Van Kampen American Capital Government
     Securities Fund                                   488,208         5,140,310      5,150,591
   Van Kampen American Capital Comstock Fund           655,097        10,272,639      9,525,110
   Van Kampen American Capital Emerging
     Growth Fund                                     2,794,507        72,433,796     85,204,531
   Common Sense Money Market Fund                    2,732,191         2,732,191      2,732,189
   Common Sense Government Fund                         81,731           910,107        887,600
   Common Sense Growth & Income Fund                   197,430         3,069,018      3,233,904
   Common Sense Growth Fund                            251,097         3,782,938      3,927,164
   Smith Barney Income & Growth Fund*                6,752,593        85,293,431     98,655,385
   Smith Barney U.S. Government Securities Fund*     1,538,469        20,582,957     20,923,181
   Smith Barney Income Return Fund*                    600,282         5,706,488      5,768,707
   Smith Barney Money Fund/Government Fund*         31,271,665        31,271,665     31,271,665
   Smith Barney International Equity Fund*           5,570,703        93,116,193     94,757,657
   Van Kampen American Capital Enterprise Fund       2,114,781        26,717,625     27,640,186
   Smith Barney High Income Fund*                      775,579         9,123,829      8,670,973
   Smith Barney Aggressive Growth Fund*              1,038,993        24,577,162     33,112,710
   Smith Barney Appreciation Fund*                  11,020,190       106,488,345    131,250,468
   Smith Barney Diversified Fund*                    1,797,479        14,507,017     14,289,961
   Smith Barney Utility Fund*                          941,830        13,433,904     14,843,236
   Smith Barney Special Equity Fund*                   176,117         4,974,942      5,364,534
   Smith Barney Managed Growth Fund*                   834,527         9,817,140     10,039,358
                                                                     -----------   ------------

                                                                     555,448,295    618,745,708
                                                                     -----------   ------------

                                                                     (Continued)

                               Travelers Group 401(k) Savings Plan

                                Schedule to Form 5500: Item 27(a)
                   Schedule of Assets Held for Investment Purposes (Continued)

                                            December 31, 1995

                                                    Number
Investment Descriptions (continued)                of Shares    Cost               Value1
- -----------------------------------                ---------    ----               ------
Guaranteed Investment Contracts ("GIC")3:

   Aetna Life Insurance GIC #14355                4,701,145    $  4,701,145   $     4,701,145
   Connecticut General Life Insurance
    GIC #25112                                   18,588,183      18,588,183        18,588,183
   John Hancock Contract GIC #7129                8,308,764       8,308,764         8,308,764
   Metropolitan Life Insurance-Annuity Term
    Life GIC #13560                               7,387,412       7,387,412         7,387,412
   Metropolitan Life GIC #13560                   9,386,392       9,386,392         9,386,392
   Principal Financial Corporate
    Contract #4-09271-01                          8,638,210       8,638,210         8,638,210
   Principal Financial Corporate
    Contract #49271-2                             2,686,734       2,686,734         2,686,734
   Prudential Insurance Company GIC #7658-211     6,295,860       6,295,860         6,295,860
   Prudential Insurance Company GIC #7658-212     9,210,979       9,210,979         9,210,979
   Travelers Life Insurance Company
    Contract #GR16409A*                           2,721,393       2,721,393         2,721,393
   Travelers Life Insurance Company
    Contract #GR-16384*                          51,444,445      51,444,445        51,444,445
   Travelers Life Insurance Company
    Contract #GR-16409*                          13,503,710      13,503,710        13,503,710
                                                               ------------     -------------

                                                                142,873,227       142,873,227
                                                               ------------     -------------

Loans:

   Loan Fund                                                     39,611,649        39,611,649
                                                               ------------     -------------

Total Investments                                             $ 949,753,038    $1,194,296,322
                                                               ============     =============

- --------------------
* Parties-in-interest exempt under the ERISA regulation. See footnote 5 of notes to financial statements.

1 See footnote 2(b) of notes to financial statements for a discussion of investment valuation.

2 On January 24, 1996, The Board of Directors of Travelers declared a 3-for-2 stock split in the form of 50% stock dividend, payable on May 24, 1996 to shareholders of record on May 6, 1996.

3 The rates of the guaranteed investment contracts range from 6.15% to 9.60%. The blended rate of return earned for 1995 was 7.75% prior to fund expenses.

                       Travelers Group 401(k) Savings Plan


                        Schedule to Form 5500: Item 27(a)
  Schedule of Assets Held for Investment Purposes Which Were Both Acquired and
                         Disposed Within The Plan Year


                      For The Year Ended December 31, 1995



There were no assets held for investment purposes which were both acquired and disposed within the Plan year.

                                         Travelers Group 401(k) Savings Plan

                                          Schedule to Form 5500: Item 27(d)
                                         Schedule of Reportable Transactions

                                         For The Year Ended December 31, 1995


The following series of transactions exceeded 5% of the Plan's net assets available for plan benefits of $855,072,888 at the beginning of the year ended December 31, 1995.


                                         No. of            Purchase        Selling          Expense        Cost          Net
Description                            Transactions          price          price         with trade     of asset     Gain(loss)
- -----------                            ------------          -----          -----         ----------     --------     ----------
Travelers Group Inc. Common Stock Fund      262          $ 66,561,534         -             44,807      66,606,341        -
Travelers Group Inc. Common Stock Fund      215                   -      17,430,212         19,453      11,408,961    6,001,798